UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 16, 2017

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001685054
CD 2016-CD2 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541001
Citigroup Global Markets Realty Corp.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-07	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 8, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of CD 2016-CD2 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in CD 2016-CD2 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 30 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 37 commercial properties.

The Mortgage Loan identified as “FedEx Ground Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “FedEx Ground Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “FedEx Ground Portfolio Loan Combination”) that includes the FedEx Ground Portfolio Mortgage Loan and 2 other pari passu loans which are not assets of the Issuing Entity (each, a “FedEx Ground Portfolio Companion Loan”). On February 16, 2017, the FedEx Ground Portfolio Companion Loan designated as Note A-1 was included in the BACM 2017-BNK3 securitization transaction. Beginning on that date, the FedEx Ground Portfolio Loan Combination, including the FedEx Ground Portfolio Mortgage Loan, is being serviced and administered pursuant to (a) that certain Pooling and Servicing Agreement, dated as of February 1, 2017 (the “BACM 2017-BNK3 Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, entered into in connection with the BACM 2017-BNK3 Mortgage Trust, and (b) the Agreement Between Note Holders, dated as of November 1, 2016, among Bank of America, N.A., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder and Citigroup Global Markets Realty Corp., as Initial Note A-4 Holder, which was filed as an attachment to our current report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2016. The BACM 2017-BNK3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the BACM 2017-BNK3 Pooling and Servicing Agreement applicable to the servicing of the FedEx Ground Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus filed with the SEC by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 8, 2016.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Pooling and Servicing Agreement, dated as of February 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)
Date: February ___, 2017
	By:	/s/ Natalie Grainger
Name: Natalie Grainger Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Pooling and Servicing Agreement, dated as of February 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)